Exhibit 23.1
                          Independent Auditors' Consent



The Board of Directors and Shareholders
American Physicians Service Group, Inc.


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-07427, and No. 333-62233) of American Physicians Service Group, Inc. of our report dated March 30, 2004, relating to the consolidated financial statements, which appears in this Form 10-KSB.


                                                          /s/ BDO Seidman, LLP
                                                           ---------------------
Houston, Texas
March 30, 2004